SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                               December 24, 2002
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               Date of report (Date of earliest event reported)


                          First BancTrust Corporation
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            (Exact name of registrant as specified in its charter)


        Delaware                         000-32535             37-1406661
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


206 South Central Avenue, Paris, Illinois                            61944
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(Address of principal executive offices)                          (Zip Code)


                                 (217) 465-6381
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             (Registrant's telephone number, including area code)


                                Not Applicable
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           (Former name, former address and former fiscal year, if
                          changed since last report)






Item 5.   Other Events

     The Company's press release, dated December 24, 2002, announcing the appointment of a new director, is attached to this Current Report on Form 8-K as Exhibit 99.1. This press release is incorporated in this Item 5 by reference to Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index















                                      2



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     FIRST BANCTRUST CORPORATION




Date: December 24, 2002              By: /s/ Terry J. Howard
                                         -------------------------------------
                                         Terry J. Howard
                                         President and Chief Executive Officer
















                               EXHIBIT INDEX




        Exhibit Number                            Description
        --------------                            -----------


        99.1                          Press Release dated December 24, 2002